UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 7, 2023, Groupon, Inc. (the “Company”) entered into an amendment to its Existing Credit Agreement (as defined below) to provide for additional flexibility in connection with the Company’s $80.0 million fully backstopped rights offering (the “Rights Offering”), as described below. Specifically, the Company entered into a Fifth Amendment (the “Amendment”) to the Second Amended and Restated Credit Agreement, dated as of May 14, 2019 (as amended by the First Amendment, dated as of July 17, 2020, the Second Amendment, dated as of March 22, 2021, the Third Amendment, dated as of September 28, 2022 and the Fourth Amendment, dated as of March 13, 2023, collectively, the “Existing Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, and the other lenders party to that Existing Credit Agreement.

The Amendment effects certain modifications to the definition of the term “Change in Control” contained in the Existing Credit Agreement and adds the term “Disqualified Equity Interest” to the Existing Credit Agreement, among other changes.

In addition, the Amendment modifies the restricted payment covenant to permit the Company to declare and pay dividends with respect to its Equity Interests (other than Disqualified Equity Interests) payable solely in additional shares of its Equity Interests (other than Disqualified Equity Interests).

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is attached to this Current Report as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On November 9, 2023, the Company issued a press release announcing the approval by the Board of Directors (the “Board”) of the Rights Offering to all holders of record of the Company’s common stock, par value $0.0001 (“Common Stock”) as of 5:00 p.m., New York City time, on November 20, 2023 (the “Record Date”). The Rights Offering will be made through the distribution to all holders of record of Common Stock as of the Record Date of non-transferable basic subscription rights to purchase shares of Common Stock at a subscription price of $11.30 per share and otherwise on such terms and subject to such conditions as may be required to comply with any applicable Nasdaq Global Select Market stock exchange rules and regulations.

The Company expects to receive gross proceeds of $80.0 million, less expenses related to the Rights Offering. The Company intends to use the proceeds from the Rights Offering for general corporate purposes, which may include the repayment of debt.

The Rights Offering is currently expected to commence promptly after the Record Date and expire at 5:00 p.m., New York City time, on January 17, 2024 (the “Expiration Date”).

The Rights Offering is fully backstopped by Pale Fire Capital SICAV a.s. (the “Backstop Party”), an entity affiliated with Dusan Senkypl, the Company’s Interim Chief Executive Officer and a member of the Board, and Jan Barta, a member of the Board. The Backstop Party has committed to (i) fully exercise its basic subscription rights prior to the Expiration Date and (ii) fully purchase any and all unsubscribed shares in the Rights Offering following the Expiration Date at a price of $11.30 per share and on the same terms and conditions as other rights holders.

The Rights Offering will be made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Reg. No. 333-273533) on file with the Securities and Exchange Commission (the “SEC”) and a prospectus supplement (and the accompanying base prospectus) to be filed with the SEC prior to the commencement of the Rights Offering. The Company reserves the right to extend, amend or terminate the planned Rights Offering, subject to certain conditions, at any time.

The Rights Offering will include an over-subscription privilege to permit each rights holder that exercises its basic subscription rights in full to purchase additional shares of Common Stock (if any) that remain unsubscribed on the Expiration Date. The availability of the over-subscription privilege will be subject to certain terms and restrictions to be set forth in the prospectus supplement. If the aggregate subscriptions (basic subscriptions plus over-subscriptions) exceed the number of shares of Common Stock offered in the Rights Offering, then the aggregate over-subscription amount will be pro-rated among the holders exercising their respective over-subscription privileges based on the basic subscription amounts of such holders.

A copy of the press release related to the Rights Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s future results of operations and financial position, business strategy and plans and the Company’s objectives for future operations and future liquidity. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect the Company’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs, including, without limitation, the Company’s expectations regarding the proposed Rights Offering, including the size, timing, price, and use of proceeds. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Factors that may cause such differences include prevailing market conditions, the Company’s ability to launch the Rights Offering as expected, whether holders of record will exercise their rights to purchase Common Stock and the amount subscribed, and whether the Company will be able to successfully complete the Rights Offering, in addition to (without limitation), the Company’s ability to execute, and achieve the expected benefits of, the Company’s go-forward strategy; execution of the Company’s business and marketing strategies; volatility in the Company’s operating results; challenges arising from the Company’s international operations, including fluctuations in currency exchange rates, legal and regulatory developments in the jurisdictions in which the Company operates and geopolitical instability resulting from the conflicts in Ukraine and the Middle East; global economic uncertainty, including as a result of inflationary pressures, ongoing impacts from the COVID-19 pandemic and labor and supply chain challenges; retaining and adding high quality merchants and third- party business partners; retaining existing customers and adding new customers; competing successfully in the Company’s industry; providing a strong mobile experience for the Company’s customers; managing refund risks; retaining and attracting members of the Company’s executive and management teams and other qualified employees and personnel; customer and merchant fraud; payment-related risks; the Company’s reliance on email, internet search engines and mobile application marketplaces to drive traffic to the Company’s marketplace; cybersecurity breaches; maintaining and improving the Company’s information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting the Company’s intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR, CPRA, other privacy-related laws and regulations of the Internet and e-commerce; classification of the Company’s independent contractors, agency workers or employees; the Company’s ability to remediate its material weakness over internal control over financial reporting; risks relating to information or content published or made available on the Company’s websites or service offerings we make available; exposure to greater than anticipated tax liabilities; adoption of tax laws; the Company’s ability to use its tax attributes; impacts if we become subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations; the Company’s ability to raise capital if necessary; the Company’s ability to continue as a going concern; risks related to the Company’s access to capital and outstanding indebtedness, including the Company’s convertible senior notes; the Company’s common stock, including volatility in the Company’s stock price; the Company’s ability to realize the anticipated benefits from the capped call transactions relating to the Company’s 1.125% Convertible Senior Notes due 2026; difficulties, delays or the Company’s inability to successfully complete all or part of the announced restructuring actions or to realize the operating efficiencies and other benefits of such restructuring actions; higher than anticipated restructuring charges or changes in the timing of such restructuring charges; and those risks and other factors discussed in Part I, Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Part II, Item 1A. Risk Factors of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, and the Company’s other filings with the Securities and Exchange Commission (the "SEC"), copies of which may be obtained by visiting the company's Investor Relations web site at investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.

You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect the Company’s expectations as of November 9, 2023. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in the Company’s expectations.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:
Exhibit No.	Description
10.1
Fifth Amendment, dated as of November 7, 2023, among the Company, the subsidiaries of the Company party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto, to the Second Amended and Restated Credit Agreement, dated as of May 14, 2019 (and as amended by the First Amendment, dated as of July 17, 2020, the Second Amendment, dated as of March 22, 2021, the Third Amendment, dated as of September 28, 2022 and the Fourth Amendment, dated as of March 14, 2023), among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

99.1	Press Release, dated November 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: November 9, 2023
By: /s/ Jiri Ponrt Name: Jiri Ponrt Title: Chief Financial Officer